Commitments and Contingencies	12 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
NOTE 9. COMMITMENTS AND CONTINGENCIES
Litigation Matters
From time to time, the Company is a party to various lawsuits, claims, and other legal proceedings that arise in the ordinary course of its business. While the outcomes of these matters are uncertain, management does not expect that the ultimate costs to resolve these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows.
Advisor Registration Rights Agreement
Pursuant to the BCA, on the Closing Date the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Advisor and certain investors in Rorschach, pursuant to which, among other things, the Company agreed to provide such holders with customary registration rights with respect to the shares of the Company’s Common Stock owned by such holders following the Closing.
Sonnet Transaction
In connection with the Company’s acquisition of Sonnet, holders of certain Sonnet warrants had the right to optionally cash settle their outstanding warrants upon the occurrence of a change in control based on a predefined calculation in the applicable warrant agreement. From the Closing Date, the former Sonnet holders had 30 days post-close to exercise this cash settlement option based on calculation(s) detailed in the underlying agreements. As of the Closing, the Company expected that the applicable former Sonnet warrant holders would exercise this option and that the Company would be required to settle the warrants for approximately $5.3 million. For purposes of the fair value of the consideration paid as part of the asset acquisition, HSI has calculated the fair value of the expected cash settlement amount at approximately $5.3 million. HSI has reflected this expected cash payment as part of the consideration paid.
From the Closing Date through June 30, 2026, the Company paid approximately $4.7 million to former Sonnet holders related to exercises of the cash settlement option, and as of June 30, 2026, the remaining expected cash settlement amount of approximately $0.6 million is included on the Company’s consolidated balance sheets as a part of “Other current liabilities.”